FINANCIAL ADVISORY AGREEMENT

This Financial Advisory Agreement (the "Agreement") is made on November 15th, 2011 by and between Bonanza Goldfields Corporation ("BONANZA" or the "Company") and Global Mining Capital Development Limited ("Global" or the "Advisor").

1. Engagement of Advisor. BONANZA hereby engages Global on an exclusive basis in China (including Hong Kong, Macau, Taiwan, and Pacific Rim areas) for the term of this Agreement, and the Advisor hereby agrees, to advise, consult with, and assist the Company in various matters including, but not limited to (i) a review of the Company's business, operations and financial condition, including advising on capitalization structures, introduction of strategic partner in China and capital raising; (ii) acting as placement agent for a private placement (the "Private Placement") of approximately $10 million more or less with the proceeds to be used primarily for mining, exploration, and general corporate purposes of BONANZA, a mining and resource exploration Company, payment of Advisor's fee described in Section 2.1, and working capital; and (iii) at the option of BONANZA, subject to the requirements of Section 2.3 of this Agreement, assistance with subsequent financings which may consist of equity, debt and other securities. During the term of this Agreement, the Company agrees not to use the services of any other investment banker in the areas regarding matters similar to those outlined in Section 1(ii) herein.

2. Compensation. As compensation for services rendered to BONANZA under this Agreement, the Company shall pay to Global the following compensation:

2.1 BONANZA agrees to pay to Global a fee for completion of the Private Placement equal to 10% of the principal amount of equity securities placed by the Advisor with investors. For the purposes of this Agreement, equity securities shall be deemed to include any security or instrument which is convertible into, or exchangeable for, equity securities of the Company.

Any fee payable to the Advisor under this section 2.1 will be due at the closing of the transaction by the Advisor, and shall be payable to the Advisor by the Company, provided, however, that the Advisor shall not be entitled to any fee under this section 2.1 unless the closing of the transaction occurs during the term of this Agreement, so long as such closing is with an investor(s) identified to the Company by Advisor in writing prior to the Termination of this Agreement. In the event the Company elects to engage Advisor for any subsequent financings, then the fee for such subsequent financing shall be determined as set forth in Exhibit A hereto.

2.2 BONANZA agrees to issue the Advisor equity securities upon the successful completion of this transaction equal to 5% of the principal amount of equity securities placed.

2.3 BONANZA will pay or reimburse Global for all reasonable out-of-pocket costs and expenses directly incurred by the Advisor in performing its obligations under this

Agreement, which costs and expenses shall include, but not be limited to, travel expenses incurred in performing its duties, including due diligence, in connection with this Agreement and transactions, legal fees and expenses, costs of supplies, copying and mailing and all other expenses reasonably incurred by the Advisor in preparation of the Private Placement memorandum and otherwise in performing its obligations under this Agreement; provided, however, that the Advisor shall obtain the prior approval of the Company for aggregate expenditures in excess of $5,000, which approval shall not be unreasonably withheld. Reimbursable expenses shall specifically exclude salaries and benefits for employees and agents of Advisor. In seeking reimbursement for expenses, the Advisor shall provide to the Company a written statement or statements detailing expenses for which reimbursement is sought and, upon request by the Company, shall provide copies of invoices and other documentation supporting such expenses. Reimbursable expenses shall be payable by the Company from the proceeds of the Private Placement and within 30 days of receipt by the Company of such written statement or, if requested by the Company, copies of supporting documentation.

2.4 Global shall have a right of first refusal in China (including Hong Kong, Macau, Taiwan, and Pacific Rim areas) to act as manager on the next succeeding offering by BONANZA of public securities or private placement of any equity financing conducted during the first thirty-six months following the Private Placement described herein. Such rights will survive for a period of thirty-six months from the Closing Date or until completion of the next succeeding offering whichever occurs first.

3. Private Placement Memorandum. In connection with the Private Placement, BONANZA will cooperate with Global and will furnish the Advisor with all information and data concerning the Company, the financing and such other information which the Advisor and the Company deem appropriate (the "Information") and will provide the Advisor and any prospective financing sources with access to the Company's corporate books and records. The Company warrants and represents that, to the best of the Company's knowledge, all Information (a) provided or otherwise made available to the Advisor by or on behalf of the Company or (b) contained in any private placement memorandum prepared by the Company with respect to the Private Placement (the "Memorandum") will, at all times during the period of the engagement of the Advisor hereunder, be correct in all material respects and will not contain any untrue statement of a material fact or omit a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. The Advisor acknowledges that all of such Information is proprietary to the Company and agrees to keep such Information confidential and not to disclose any of such Information to any third party, except for third parties to whom the Advisor shall present such Information for purposes of evaluation of the Private Placement pursuant to this Agreement.

BONANZA further warrants and represents that any projections approved or provided by it to Global or contained in the Memorandum will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that in rendering services

hereunder, the Advisor will be using and relying upon the Information (and information available from public sources and other sources deemed reliable by the Advisor) without independent verification thereof by the Advisor or independent appraisal by the Advisor of any of the Company's assets.

4. Business Practice. BONANZA recognizes that Global is in the business of advising and consulting with other businesses. The Company acknowledges and agrees that the Advisor may advise and consult with other businesses. The Advisor shall only be required to expend such time and resources as are reasonably appropriate to advise and assist the Company as provided for herein. The Advisor agrees to not represent any direct competitor of the Company during the periods of the cooperation.

5. Indemnification. BONANZA agrees to indemnify and hold harmless Global, and Global agrees to indemnify and hold harmless BONANZA, its affiliates, agents, and advisors, and their respective directors, officers, employees, agents and controlling persons (each such person is hereinafter referred to as an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities and expenses whatsoever, joint or several, to which any such Indemnified Party may become subject under any applicable federal or state law of the United States of America as well as the law of Hong Kong or otherwise, caused by, relating to or arising out of the engagement evidenced hereby. The Company will reimburse any Indemnified Party for any expenses (including reasonable counsel fees and expenses) as they are incurred by an Indemnified Party in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefore, whether or not resulting in liability; provided, however, that at the time of such reimbursement the Indemnified Party shall have entered into an agreement with the Company whereby the Indemnified Party agrees to repay all such reimbursed amounts if it is determined in a final judgment by a court of competent jurisdiction that the Indemnified Party is not entitled to indemnity from the Company. Notwithstanding the foregoing, the Company shall not be liable to any Indemnified Party under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense results directly from any such Indemnified Party's willful misconduct or gross negligence.

If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations, subject to the limitation that in no event shall the total contribution of all Indemnified Parties to all such losses, claims, damages, liabilities or expenses exceed the amount of fees actually received and retained by the Advisor hereunder.

6. Term of Agreement. This Agreement shall terminate 90 days after the date hereof unless terminated earlier at the option of BONANZA or the Advisor following 30 days notice to the other party. While the Non-disclosure and Non-circumvention agreement signed by the advisor with the potential investors, the potential strategic investors introduced by the advisor will be protected for another 36 months period under the effective date of this agreement, which the company should make any agreements with the potential investors and its affiliates under the benefits of the advisor during the three years period. Upon termination of this Agreement, neither party shall have any further rights or obligations to the other, except that (i) the Company shall be obligated to pay those fees under section 2.1 hereof which were due and payable within seven days after each payment stage of the transaction, (ii) the Company shall be obligated to practice under section 2.2 hereof relating to the Private Placement commenced by Global within seven days after each payment stage of the transaction, (iii) the Company shall be obligated to reimburse expenses under section 2.3 incurred by the Advisor during the period prior to termination of this Agreement, and (iv) the Advisor and the Company shall continue to be bound by the provisions of section 5 hereof.

7. Notices. All notices required or permitted herein must be in writing and shall be deemed to have been duly given the first business day following the date of service if served personally, on the first business day following the date of actual receipt if delivered by telecopy, telex or other similar communication to the party or parties to whom notice is to be given, or on the third business day after mailing if mailed to the party or parties to whom notice is to be given by registered or certified mail, return receipt requested, postage prepaid, to the Advisor and to the Company at the electric mail address set forth below, or to such other addresses as either party hereto may designate to the other by notice from time to time for this purpose.

Advisor: GLOBAL MININING CAPITAL DEVELOPMENT LIMITED

Address: Room 1701, 17/F, Henan Building, No. 90-92 Jaffe Road,Wanchai, Hong Kong, China

Attn: Winston Zhang (Director)

(86) 186 111 38 591

Email: winstontji@yahoo.cn

Company: BONANZA GOLDFIELDS CORPORATION

Bonanza Goldfields Corp.
2415 E. Camelback Rd.
Suite 700
Phoenix, AZ 85016

Attn: Scott G. Geisler (President and CEO)

(720) 446-6087

8. Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of Hong Kong, except for its conflicts of law principles.

10. Entire Agreement, Waiver. This Agreement constitutes the entire Agreement between the parties hereto and supersedes all prior Agreements relating to the subject matter hereof. This Agreement may not be amended or modified in any way except by subsequent Agreement executed in writing. Either the Company or the Advisor may waive in writing any term, condition, or requirement under this Agreement which is intended for its own benefit, and written waiver of any breach of such term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

BY: [signature] 2011/21/11 11/21/2011

Scott G. Geisler, President and CEO
BONANZA GOLDFIELDS CORP
Date: 2011/11/15

BY: [signature]

Winston Zhang, Director
GLOBAL MINING CAPITAL DEVELOPMENT LIMITED
Date: 2011/11/15

EXHIBIT A

FINANCING FEES

1. Fee for Private Equity.

In the event BONANZA consummates a subsequent private placement of its equity securities for which Global serves as placement agent, then the Company shall pay to the Advisor a fee equal to ten percent (10%) of the aggregate gross proceeds of such equity financing placed with a limited number of the investors. In addition, the Company agrees to issue the Advisor equities securities upon the successful completion of this transaction equal to 5% of the principal amount of equity securities placed. For the purposes of this Agreement, equity securities shall be deemed to include any security

or instrument which is convertible into, or exchangeable for, equity securities of the Company. If the Advisor serves as placement agent, the Advisor has the right to form and manage a group of securities brokers or dealers to assist in the financing, to whom the Advisor may re-allow all or a portion of the commissions' payable by the Company under this Agreement.

2. Fee for Private Debt.

In the event BONANZA consummates a subsequent private placement of debt securities for which Global serves as placement agent, then the Company shall pay to the Advisor a fee equal to 5% of the principal amount of any subordinated debt, 3% of the principal amount of any senior debt of up to $10,000,000 in any single placement, and 2% of the principal amount of senior debt over $10,000,000 in any single placement; provided that the minimum fee for any of such financing will be $100,000.

3. Public Debt or Equity.

In the event BONANZA undertakes a public offering of its debt or equity securities for which Global serves as underwriter, then the Company shall pay to the Advisor a fee with respect to that offering in an amount, to be determined by the Company and the Advisor for each transaction, which is reasonable and customary for such services in the investment banking industry. Such fees, underwriting spreads, expense reimbursements and other transaction costs may reflect negotiations with an underwriting group for which the Advisor will act as lead manager or a co-manager.

4. Chairman and Directors Appointment

In the event BONANZA undertakes a public offering of its debt or equity securities for which Global serves as underwriter, the Advisors have the right to appoint the Chairman of the Board, and two additional Directors.

ADDENDUM TO THE GLOBAL MINING CAPTIAL DEVELOPMENT LTD (the "Advisor") and BONANZA GOLDFIELDS CORP (the "Company") ADVISORY AGREEMENT DATED NOVEMBER 15TH, 2011.

1) Global Mining Capital Development Ltd acknowledges that US persons or US entities will not be solicited in connection with the Bonanza Goldfields Corp placement of securities as put forth in the Advisory Agreement.

2) Global Mining Capital Development Ltd releases and holds harmless Bonanza Goldfields Corp regarding the confidential nature of the Advisory Agreement in connection with completing filings with US Securities Regulators and making public the Advisory Agreement.

BY: ______________________

Winston Zhang, Director
Global Mining Capital Development Ltd.

DATE: 2011-11-22